Corporate Capital Trust II 8-K

EX-10.1

THIRD AMENDMENT TO THE EXPENSE SUPPORT AND CONDITIONAL
REIMBURSEMENT AGREEMENT

This third amendment to the Amended and Restated Expense Support and Conditional Reimbursement Agreement (this “Third Amendment”) is made as of December 22, 2016, by and among CORPORATE CAPITAL TRUST II, a Delaware statutory trust, (“Company”), CNL FUND ADVISORS II, LLC, a Delaware limited liability company (“CNL”) and KKR CREDIT ADVISORS (US) LLC, a Delaware limited liability company (“KKR”).

WHEREAS, the Company, CNL and KKR are parties to that certain Amended and Restated Expense Support and Conditional Reimbursement Agreement dated September 24, 2015 (the “Agreement”); and

WHEREAS, the parties amended the Agreement on May 10, 2016 (the “First Amendment”) and on September 23, 2016 (the “Second Amendment”); and

WHEREAS, in accordance with Section 4.5 of the Agreement, the parties desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.

The reference to “December 31, 2016” in Section 1 of the Agreement is hereby deleted, and “March 31, 2017” is inserted in the place of such deleted reference.

2.

Full Force and Effect. Except as modified hereby, the Agreement shall remain in full force and effect. All capitalized terms shall mean the same as in the Agreement.

3.

Counterparts. This Third Amendment may be executed in more than one counterpart, each of which will be deemed to be an original but all of which together will constitute one and the same instrument. This Third Amendment may also be executed electronically.

4.

Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

CNL FUND ADVISORS II, LLC

By:	/s/ Steven D. Shackelford
Name:	Steven D. Shackelford
Title:	Chief Financial Officer

KKR CREDIT ADVISORS (US) LLC

By:	/s/ Nicole J. Macarchuk
Name:	Nicole J. Macarchuk
Title:	Authorized Signatory

CORPORATE CAPITAL TRUST II

By:	/s/ Thomas K Sittema
Name:	Thomas K. Sittema
Title:	Chief Executive Officer